025559

NUMBER

AS

Akeena Solar

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

AKEENA SOLAR, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 009720 10 3

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 EACH OF THE COMMON STOCK OF

AKEENA SOLAR, INC.

CERTIFICATE OF STOCK

transferable only on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated

SECRETARY

PRESIDENT

Countersigned and Registered:
EMPIRE STOCK TRANSFER INC.
Transfer Agent and Registrar

By

Authorized Signature

Akeena Solar, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ______ Custodian ______
(Cust) (Minor)
under Uniform Gifts to Minors
Act ______
(State)

UNIF TRANS MIN ACT– ______ Custodian ______
(Cust) (Minor)
under Uniform Transfers to Minors
Act ______
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______ shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By ______

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD-15.